Exhibit 10.1

NEWMONT OFFICERS’ DEATH BENEFIT PLAN

TRUST AGREEMENT

TRUST AGREEMENT

TRUST AGREEMENT made and entered into as of the 1st day of February, 2003, by and between NEWMONT USA LIMITED, a corporation organized under the laws of the State of Delaware (hereinafter referred to as the “Company”) and BNY WESTERN TRUST COMPANY, a California trust company (hereinafter referred to as the “Trustee”).

WHEREAS, the Company has established the Newmont Officers’ Death Benefit Plan (as from time to time amended, the “Plan”) as an unfunded Plan maintained for the purpose of providing death benefits for a select group of management or highly compensated employees from time to time participating in the Plan; and

WHEREAS, under the Plan, the Company is required to provide certain Benefits to the Participants or their Beneficiaries; and

WHEREAS, the Company desires to establish a trust (the “Trust”) in order to fund certain of the Benefits payable under the Plan and desires to appoint BNY Western Trust Company as trustee of the Trust and to enter into this Trust Agreement; and

WHEREAS, the Company intends from to time to contribute cash or other property reasonably acceptable to the Trustee which cash or property will, as and when received by the Trustee, constitute a trust fund to aid the Company in meeting its obligations to make payments of Benefits to Participants and Beneficiaries under the Plan and to assure that such obligations are met after a Change of Control; and

WHEREAS, the establishment of this Trust shall not affect the Company’s continuing obligation to make payments to Participants and Beneficiaries under the Plan except that the Company’s liability thereunder shall be offset by actual payments made on its behalf by the Trustee hereunder; and

WHEREAS, the Company intends that the Trust Fund shall be held by the Trustee and invested, reinvested and distributed all in accordance with the provisions of this Trust Agreement; and

WHEREAS, the Plan provides, and the Company intends, that the assets of the Trust Fund shall be and remain subject to the claims of the Company’s creditors as herein provided and that the Plan not be deemed funded solely by virtue of the existence of this Trust; and

WHEREAS, the Trust is intended to be a “grantor trust” with the result that the corpus and income of the Trust are treated as assets and income of the Company pursuant to Sections 671 through 679 of the Code; and

WHEREAS, the Company intends that the Plan not be deemed funded within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), despite the existence of this Trust; and

WHEREAS, the Trust shall be irrevocable, subject to termination in accordance with Section 7.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Trustee declare and agree as follows:

1.	DEFINITIONS; ESTABLISHMENT OF TRUST

1.1.	Definitions.

Whenever used in this Trust Agreement, unless otherwise provided or the context otherwise requires:

(a) “Administrator” shall mean the individual, individuals or committee appointed by the Board of Directors of the Company to control and manage the operation and administration of the Plan.

(b) “Affiliate” shall mean any person, corporation or other entity which the Company shall have advised the Trustee in writing is a subsidiary or affiliate of the Company or its successor or which owns 20% or more of the voting securities of the Company.

(c) “Authorized Officer” shall mean the Chairman, President, any Vice President, the Secretary or the Treasurer of the Company or any other person or persons as may be designated by any such officer.

(d) “Beneficiary” shall mean the beneficiary of a Participant as determined in accordance with the applicable provisions of the Plan, as certified to the Trustee by the Administrator in writing. If a designated Beneficiary survives the Participant but dies before payment in full of Benefits from the Trust has been made, the legal representative of such Beneficiary’s estate shall become the Beneficiary. References to a Participant in this Trust Agreement in connection with payments hereunder shall also refer to such Participant’s Beneficiary unless the context clearly requires otherwise. The Beneficiary with respect to those Participants listed on Exhibit A-1 who are insured under insurance policies transferred to the Trustee by the Company to be held in the Trust and as to which the Trustee is named as the beneficiary of a portion of the proceeds payable under each such policy shall be the estate of the deceased Participant.

(e) “Benefits” shall mean the payments required to be made to a Participant or his Beneficiary pursuant to a Payment Schedule. Attached hereto as Exhibit A-1 is the Payment Schedule with respect to certain Participants in the Plan (or former Participants in the Plan), whose beneficiaries are entitled to the payment of certain death benefits as set forth on Exhibit A-1. The Company has named the Trustee of the Trust as the beneficiary of a portion of the proceeds payable under certain life insurance policies transferred to the Trustee by the Company to be held in the Trust in order to provide the benefits payable to the Beneficiaries of those Participants who are insured by such life insurance policies, as indicated on Exhibit A-1. The Company may, in its sole discretion, transfer additional insurance contracts, including insurance contracts of the “split dollar” variety, to the Trust in order to pay additional Benefits that may be due to Participants and Beneficiaries under the provisions of the Plan. In the event of a Change of Control, the Company shall be required to transfer certain insurance policies and other assets to the Trust in accordance with the provisions of Section 3.3.

(f) “Change of Control” shall have the meaning assigned to such term by Section 6.2 hereof.

(g) “Code” shall mean the Internal Revenue Code of 1986, as from time to time amended.

(h) “Company” shall mean Newmont USA Limited or its successors.

(i) “Final Determination” shall mean (i) an assessment of tax by the Internal Revenue Service addressed to the Participant or his Beneficiary which is not timely appealed to the courts; (ii) a final determination by the United States Tax Court or any other Federal Court, the time for an appeal thereof having expired or been waived; or (iii) an opinion by the Company’s counsel, addressed to the Company and the Trustee and in form and substance satisfactory to the Trustee, to the effect that amounts held in the Trust are subject to federal income tax to the Participant or his Beneficiary prior to payment. Notwithstanding the foregoing, no Final Determination shall be deemed to have occurred until the Trustee has actually received a copy of the assessment, court order or opinion which forms the basis thereof and such other documents as it may reasonably request.

(j) “Incumbency Certificate” shall mean a certificate of the Secretary or any Assistant Secretary of the Company identifying the Administrator (or every member thereof if the Administrator consists of more than one person) and each Authorized Officer, which certificate shall include the name, title and specimen signature of each such person and any changes thereto.

(k) “Insolvent” with respect to the Company means that (i) the Company is unable to pay its debts generally as they come due and/or (ii) the Company is subject to a pending proceeding as a debtor under the Federal Bankruptcy Code or any successor statute.

(l) “Participant” shall mean at the time of determination, an employee or former employee of the Company participating in the Plan with respect to whom a Payment Schedule is then in effect.

(m) “Payment Schedule” shall mean, collectively, the list of Participants in the form of Exhibit A and the schedule of Benefits payable from the Trust Fund to such Participants in the form of Exhibit A-1 or any amendment or substitution thereof as may be provided to the Trustee by the Company prior to a Change of Control in accordance with Section 4.5 of this Trust Agreement.

(n) “Plan Year” shall mean the fiscal year ending on the last day of December.

(o) “Recordkeeper” shall mean the organization identified in Section 3.1.

(p) “Reliable Source” shall mean (i) a report filed with the Securities and Exchange Commission, (ii) a public statement issued by the Company, The New York Times or The Wall Street Journal, or (iii) a certificate of the Company signed by the Chief Executive Officer or by the Chairman of the Board of Directors.

(q) “Trust” shall mean the Trust established under this Trust Agreement.

(r) “Trust Agreement” shall mean this trust agreement as from time to time amended.

(s) “Trust Fund” or “Fund” shall mean the Trust Fund held from time to time by the Trustee hereunder consisting of all contributions received by the Trustee together with the investments and reinvestments made therewith and all net profits and earnings thereon less all payments and charges therefrom.

1.2.	Establishment and Title of the Trust.

The Company hereby establishes with the Trustee a trust to be known as the “Trust for Newmont Officers’ Death Benefit Plan”, consisting of such sums of money and other property acceptable to the Trustee as from time to time shall be paid or delivered to the Trustee. The Trustee acknowledges the receipt of the property listed on Schedule A representing the initial contribution to the Trust. The Trust Fund shall be held by the Trustee in trust and shall be dealt with in accordance with the provisions of this Trust Agreement. The Company shall at all times have the power to reacquire the Trust Fund by substituting readily marketable securities of equivalent value, net of any costs of disposition (other than securities issued by the Company or any Affiliate), and such other property shall, following such substitution, constitute the Trust Fund.

1.3.	Acceptance by the Trustee.

The Trustee accepts the Trust established hereunder on the terms and conditions set forth herein and agrees to perform the duties imposed on it by this Trust Agreement.

1.4.	Incumbency Certificates.

The Secretary or any Assistant Secretary of the Company, pursuant to authorization of the Board of Directors of the Company, will promptly deliver an Incumbency Certificate to the Trustee with respect to the Administrator (or every member thereof if the Administrator consists of more than one person) and each Authorized Officer and any changes thereto. The Trustee shall be entitled to rely on the identity of the Administrator and any Authorized Officer until it receives written notice to the contrary.

1.5.	Effective Date.

This Trust Agreement shall be effective as of the date and year first above written.

2.	INVESTMENT AND ADMINISTRATION OF THE TRUST FUND

2.1.	Powers and Duties of the Trustee.

In addition to every power and discretion conferred upon the Trustee by any other provision of this Trust Agreement, the Trustee will have the following express powers with respect to the Trust Fund:

(a) Subject to Section 2.2 hereof, to make investments and reinvestments of the assets of the Trust Fund including investments which yield little or no income and from time to time hold funds uninvested, without distinction between principal and income; and in making and holding investments, the Trustee will not be restricted to those investments which are authorized by the law of the State of California for the investment of trust funds, provided, however, that no investment shall be made in any securities or other obligations of the Company or of any Affiliate. The Trustee is further authorized and empowered to invest and reinvest all or any part of such assets through the medium of any common, collective or commingled trust fund or pool maintained by it as the same may have heretofore been or may hereafter be established or amended.

(b) To retain, to exchange for any other property, to sell in any manner and at any time, any property, and to grant options to sell any such property, without regard to restrictions and without the approval of any court.

(c) To vote personally or by proxy and to delegate power and discretion to such proxy.

(d) To exercise subscription, conversion and other rights and options, and to make payments from the Trust Fund in connection therewith.

(e) To take any action and to abstain from taking any action with respect to any reorganization, consolidation, merger, dissolution, recapitalization, refinancing and any other plan or change affecting any property, and in connection therewith, to delegate its discretionary powers and to pay assessments, subscriptions and other charges from the Trust Fund.

(f) In any manner, and to any extent, to waive, modify, reduce, compromise, release, settle and extend the time of payment of any claim of whatsoever nature in favor of or against the Trustee or all or any part of the Trust Fund and to commence or defend suits or other legal proceedings in connection therewith.

(g) To make executory contracts and to grant options for any purposes, and to make such contracts and options binding on the trust and enforceable against any property of the Trust Fund.

(h) Upon any terms, to borrow money from any person (including, to the extent permitted by applicable law, the Trustee in its individual capacity) and to pledge assets of the Trust Fund as security for repayment.

(i) To hold all or any part of the Trust Fund in cash and without obligation to pay or earn interest thereon.

(j) To hold assets in time or demand deposits (including deposits with the Trustee in its individual capacity which pay a reasonable rate of interest).

(k) To employ agents, experts and counsel, to delegate discretionary powers to, and rely upon information and advice furnished by, such agents, experts and counsel and to pay their reasonable fees and disbursements.

(l) From time to time to register any property in the name of its nominee or in its own name, or to hold it unregistered or in such form that title shall pass by delivery or to cause the same to be deposited in a depository or clearing corporation or system established to settle transfers of securities and to cause such securities to be merged and held in bulk by the nominee of such depository or clearing corporation or system.

2.2.	Investment Directions and Guidelines.

(a) (1) Investment Directions Prior to a Change of Control.    Prior to a Change of Control, in exercising its powers under Section 2.1 hereof, the Trustee shall invest and reinvest the Trust Fund in accordance with the investment directions delivered to the Trustee in writing by the Company. Provided, however, that the insurance policies listed on Schedule A transferred to the Trustee as part of the Company’s initial contribution may not be sold or otherwise disposed of or borrowed against without the written consent of the Participant insured by any such policy. The Company shall be solely responsible for providing such consent to the Trustee and giving direction to the Trustee in respect thereto. The Company may from time to time prior to a Change of Control substitute new investment directions in a writing signed by an Authorized Officer of the Company. Until the Trustee receives new investment directions, the Trustee may rely and shall be fully protected in relying on the last investment directions it has received. The obligation to supply investment directions shall be solely on the Company and, except as provided in Section 2.2(b), the Trustee shall have no obligation to invest the Trust Fund in the absence of directions.

(2) Appointment of Investment Manager.    The Company may at any time direct the Trustee to segregate all or a portion of the Trust Fund in a separate investment account or accounts and may appoint one or more investment managers to direct the investment and reinvestment of each such investment account or accounts. In such event, the Company shall notify the Trustee in writing of the appointment of each such investment manager. Thereafter, the Trustee shall make every sale or investment with respect to such investment account as directed in writing by the investment manager. It shall be the duty of the Trustee to act strictly in accordance with each direction. The Trustee shall be under no duty to question any such direction of the investment manager, to review any securities or other property held in any such investment account or accounts acquired by it pursuant to such directions or to make any recommendations to the investment managers with respect to such securities or other property. The Trustee shall not be liable or responsible for any loss resulting to the Trust Fund by reason of any sale or purchase of an investment directed by an investment manager nor by reason of the failure to take any action with respect to any investment which was acquired pursuant to any such direction in the absence of further directions of such investment manager. Notwithstanding anything in this Agreement to the contrary, the Trustee shall be indemnified and saved harmless by the Company from and against any and all personal liability to which the Trustee may be subjected by carrying out any directions of an investment manager issued pursuant hereto or for failure to act in the absence of directions of the investment manager including all expenses reasonably incurred in its defense in the event the Company fails to provide such defense; provided, however, the Trustee shall not be indemnified if it participates knowingly in, or knowingly undertakes to conceal, an act or omission of an investment manager, having actual knowledge that such act or omission is a breach of a fiduciary duty; provided further, however, that the Trustee shall not be deemed to have knowingly undertaken to conceal an act or omission of an investment manager or for failure to act in the absence of directions of an investment manager. The Trustee may rely upon any order, certificate, notice, direction or other documentary confirmation purporting to have been issued by the investment manager which the Trustee believes to be genuine and to have been issued by the investment manager. The Trustee shall not be charged with knowledge of the termination of the appointment of any investment manager until it receives written notice thereof from the Company.

(b) Investments On and After a Change of Control.    On and after the occurrence of a Change of Control (and prior to a Change of Control if the Company has not delivered investment directions to the Trustee or there are no such investment directions then in effect), in exercising its powers under Section 2.1 hereof, the Trustee shall, consistent with the overall objective of the Trust Fund which is the preservation of capital, invest and reinvest the Trust Fund in short-term investments, including, without limitation, obligations issued or guaranteed by the United States of America or any agency thereof, proportionate interests in any such obligations held by any bank or trust company organized under the laws of the United States of America or any state thereof as a custodian, commercial paper rated A-l by Standard & Poors Corporation or P-1 by Moody’s Investment Services, Master Notes of corporations with commercial paper ratings of A-l or P-1, time or savings deposits and certificates of deposit; provided, however, that any life insurance policies held in the Trust at the time of a Change of Control or transferred to the Trust on or following a Change of Control because of the Change of Control, in accordance with Section 3.3, shall continue to be held by the Trustee subsequent to the Change of Control and shall not be sold or otherwise disposed of, and shall not be borrowed against, without the written consent of the insured Participant. The plan actuary or other actuarial firm described in Section 3.3 shall be solely responsible for receiving such consents and giving directions to the Trustee in respect thereto.

3.	ACCOUNTS; CONTRIBUTIONS

3.1.	Trust Fund Accounting.

(a) All contributions received by the Trustee and all other receipts of the Trustee, whether by way of dividends, interest or otherwise for the account of the Trust Fund, may be commingled, held, invested and, with all disbursements therefrom, accounted for by the Trustee as a single fund. All recordkeeping or valuation of the accounts of individual participants shall be the responsibility of a recordkeeper (the “Recordkeeper”) appointed by the Company. The Recordkeeper shall also perform such other functions as are specified in this Agreement. The Company shall notify the Trustee of the identity of the Recordkeeper upon the signing of this Agreement. Prior to a Change of Control, the Company shall be solely responsible for the appointment of a substitute Recordkeeper in the event that the Recordkeeper resigns or fails to perform its duties hereunder. Following a Change of Control, the Trustee shall be responsible for appointment of a Recordkeeper in the event that the Recordkeeper resigns or fails to perform its duties hereunder, but, notwithstanding anything in this Agreement to the contrary, the Trustee shall assume no liability whatsoever on account of such appointment in good faith of a successor Recordkeeper. The Trustee may rely conclusively on all information received from the Recordkeeper.

(b) Subject to Section 3.4, the Company reserves the right to transfer to the Trust Fund life insurance, retirement income or annuity policies or contracts on or for the life of any Participant for whom an Account has been established hereunder or to direct the Trustee to purchase any such policies or contracts on or for the life of any such Participant out of the amounts to the credits of his Account under the Plan. Any such policy or contract shall be an asset of the Trust Fund subject to the claims of the Company’s creditors in the event of Insolvency. The proceeds of any life insurance policy shall upon the death of the insured Participant be credited to his Account under the applicable Plan and shall be an additional source of funds for the payment of benefits, if any, payable to his Beneficiary; provided, however, if the amount to the credit of a deceased Participant’s Account exceeds the value of the benefits payable after his death to his Beneficiary under the Plan, the Company may in its sole discretion direct the Recordkeeper to distribute such excess to the Company.

3.2.	Contributions by the Company.

(a) The Trustee shall receive from the Company such amounts in cash or other property acceptable to the Trustee as the Company may from time to time determine. The Trustee shall be under no obligation to collect any such contribution. All responsibility for the determination of the amount, timing and type of payments made to the Trustee, or otherwise establishing a funding policy consistent with the objectives of the Plan shall be on the Company or its designee.

(b) In addition to contributions made to the Trust pursuant to Section 3.2(a), the Company may from time to time deliver to the Trustee such other amounts as may be considered necessary or appropriate to provide for the payment of expenses of the Trust.

3.3	Contributions by the Company Upon a Change of Control.

Within 30 business days following the date of a Change of Control, the Company shall transfer to the Trustee the ownership of any insurance policies owned by the Company on the date of the Change of Control insuring the lives of Participants under the Plan and intended to provide benefits to the Beneficiaries of such Participants. If there is a Participant in the Plan at the time of a Change of Control who is not covered by a life insurance contract owned by the Company providing for the payment of the full amount payable under the Plan upon the death of the Participant, the Company shall transfer to the Trustee, within 30 business days following the date of a Change of Control, an amount actuarially determined to be necessary to provide such benefits under the Plan. The Trustee shall not be required to collect or enforce such contribution. The actuarial determination with respect to the amount to be transferred to the Trust shall be made by the individual or organization then serving as the plan actuary for the Newmont Mining Corporation Pension Plan. In the event that such actuary fails or refuses to provide the necessary actuarial calculations as above provided, the Trustee shall engage a nationally recognized actuarial consulting firm to provide the calculation, which calculation shall be provided in sufficient time for the Company to transfer the required amounts to the Trust within 30 business days following the date of the Change of Control.

3.4	Insurance Contracts.

(a) Procuring and Holding Contracts.    The Trustee, upon written direction of the Company, shall pay from the Trust Fund such sums to such insurance company or companies as the Company may direct for the purpose of procuring individual or group annuity contracts or other insurance contracts. The Company shall prepare, or cause to be prepared in such form as it shall prescribe, the application for any insurance contract to be applied for. The Trustee shall receive and hold in the Trust, subject to the provisions hereinafter set forth in this Section 3.4, all insurance contracts obtained, the proceeds of any sale, assignment or surrender of any such insurance contract, and any and all dividends and other payments of any kind received with respect to any such insurance contract.

(b) Exercising Rights Under Insurance Contracts.    The Trustee shall be the complete and absolute owner of insurance contracts held in the Trust Fund, provided that the Company (or following, a Change of Control, the plan actuary or other actuarial firm described in Section 3.3) shall have the power, without the consent of any other person, to exercise any and all of the rights, options or privileges that belong to the Trustee as such absolute owner or that are granted by the terms of any such insurance contract or by the terms of this Agreement, and the Trustee shall not exercise any of the foregoing powers or take any other action permitted by any such insurance contract other than upon the written direction of the Company (or following a Change of Control, the plan actuary or other actuarial firm described in Section 3.3). The Trustee shall have no duty to exercise any such powers or to take any such action unless and until it shall have received such direction. The Trustee, upon the written direction of the Company (or following a Change of Control, the plan actuary or other actuarial firm described in Section 3.3), shall deliver any insurance contract held in the Trust to such person or persons as may be specified in the direction.

(c) Payment of Premiums.    Upon the written direction of the Company (or following a Change of Control, the plan actuary or other actuarial firm described in Section 3.3), the Trustee shall pay from the Trust Fund premiums, assessments, dues, charges and interest, if any, upon any insurance contract held in the Trust fund. The Trustee shall have no duty to make any such payment unless and until it shall have received such direction.

(d) Payments under Contract.    Any sums paid out by any insurance company under the terms of an insurance contract held in the Trust Fund either to the Trustee, or, in accordance with its direction, to any other person or persons designated as payees in such insurance contract shall be a full and complete discharge of the liability to pay such sums, and the insurance company shall have no obligation to look to the disposition of any sums so paid. No insurance company shall be required to look into the terms of this Agreement, or to question any action of the Trustee or to see that any action of the Trustee is authorized by the terms of this Agreement.

(e) Liability of Trustee; Indemnification.    Anything contained herein to the contrary notwithstanding, to the extent permitted by law, neither the Trustee nor The Bank of New York shall be liable for the refusal of any insurance company to issue or change any insurance contract or to take any other action requested by the Trustee; for any assets invested in an insurance contract at the direction of the Company (or following a Change of Control, the plan actuary or other actuarial firm described in Section 3.3); for the form, terms, genuineness, validity, sufficiency or effect of any insurance contract held in the Trust Fund; for the act of any person or persons that may render any such insurance contract null and void; for the failure of any insurance company to pay the proceeds of any such insurance contract as and when the same shall become due and payable; for any delay in payment resulting from any provision contained in any such insurance contract nor for the fact that for any reason whatsoever (other than the negligence or willful misconduct of the Trustee or The Bank of New York, or the breach by the Trustee or The Bank of New York of its fiduciary duties under applicable law), any insurance contract shall lapse or otherwise become uncollectible. The Company hereby agrees to indemnify the Trustee and The Bank of New York, as the case may be, and to hold each harmless from and against any claim, liability, loss, damage or expense that may be asserted against the Trustee or The Bank of New York by reason of any action taken or omitted by the Trustee or The Bank of New York in connection with any insurance contract at the written direction of the Company (or following a Change of Control, the plan actuary or other person described in Section 3.3).

4.	PAYMENT OF BENEFITS

4.1.	Payments Prior to a Change of Control.

Prior to a Change of Control, solely out of the Trust Fund and with no obligation otherwise to make any payment, the Trustee shall make such payments as shall be directed by the Company in writing. The Trustee may rely and shall be fully protected in relying on such directions.

4.2.	Payments On and After Change of Control.

On and after the occurrence of a Change of Control, in the event of the death of a Participant, such Participant’s Beneficiary shall provide the Trustee with a certified copy of the death certificate of the Participant (and, where the Beneficiary is the legal representative of the estate of a Beneficiary who survives the Participant but dies before all Benefits have been paid, a certified copy of the death certificate of such Beneficiary), an inheritance tax waiver and such other documents as the Trustee may require (including, without limitation, certified copies of letters testamentary). Promptly upon receipt thereof, the Trustee shall mail a copy of all such documentation to the Company. The Trustee, solely out of the Trust Fund and with no obligation otherwise to make any payment, shall, as soon as administratively practicable and in conformity with the instructions set forth in the Payment Schedule, make payments to such Beneficiary at the times and in the manner set forth in the Payment Schedule last received by the Trustee with respect to such Participant or Beneficiary. For this purpose, amounts payable pursuant to an insurance policy held in the Trust directly to a Beneficiary shall be treated as having been paid from the Trust Fund by the Trustee. The Trustee may rely and shall be fully protected in relying on all documentation and other information provided to it by the Company or the Administrator for all purposes under this Trust Agreement as if the Plan were deemed funded and the Company and the Administrator were “named fiduciaries” as such term is defined in ERISA. Further, in the event that the Trustee believes that further information is required or appropriate in performing its duties under this Section 4.2, it may consult with the Recordkeeper and may conclusively rely upon any information or advice received from the Recordkeeper.

4.3.	Payments in the Event of a Final Determination.

(a) Notwithstanding anything contained in Section 4 of this Trust Agreement to the contrary, if at any time (i) a Final Determination is made that the income of the Trust Fund is taxable to the Trust as an entity and not to the Company, or (ii) if a tax, as a result of a Final Determination, is payable by one or more Participants in respect of any interest in the Trust Fund prior to payment of such interest to such Participant or Participants, then, (x) in case of the occurrence of the event described in clause (i), the Trust shall terminate and the assets thereof shall be paid to the Company, (y) in the event of the occurrence of the event described in clause (ii) the Trustee, solely out of the Trust Fund and with no obligation otherwise to make any payment, shall pay to the affected Participant the amount of the tax so payable, and (z) in the event of the occurrence of the events described in both clauses (i) and (ii), the Trustee shall first pay to the affected Participant or Participants the amount of tax so payable, and then the Trust shall terminate and the remaining assets thereof shall be paid to the Company. Notwithstanding any other provision of this Trust Agreement, if any amounts held in the Trust are found in a Final Determination to have been includable in gross income of a Participant prior to payment of such amounts from the Trust, the Trustee shall, as soon as practicable, pay such amounts to such Participant. For purposes of this Section 4.3, the Trustee shall be entitled to rely on an affidavit from a Participant (substantially in the form annexed hereto as Exhibit B) to the effect that a Final Determination described in clause (ii) above has occurred.

(b) The Company shall undertake at its sole expense to defend any tax claims described herein which are asserted by the Internal Revenue Service against any Participant or Beneficiary, including attorney fees and costs of appeal, and shall have the sole authority to determine whether or not to appeal any determination made by the Service or by a lower court. The Company also agrees to reimburse any Participant or Beneficiary for any interest or penalties in respect of tax claims hereunder upon receipt of documentation of same. Any distribution from the Fund to a Participant or Beneficiary under this Section 4 shall be applied in accordance with the provisions of the Plan to reduce Company liabilities to such Participant and/or Beneficiary under the Plan; provided, however, that in no event shall any Participant or Beneficiary have any obligation to return all or any part of such distribution to the Company if such distribution exceeds benefits payable under a Plan.

4.4.	Rules Governing Payments.

The Trustee shall not make any payments to Participants or Beneficiaries from the Trust Fund except as provided in Sections 4.1, 4.2 or 4.3 even though it may be informed from another source that payments are due under the Plan. The Trustee shall have no duty to determine the propriety or amount of such payments or the rights of any person in the Trust Fund. The Company shall on a timely basis provide the Trustee with written instructions for the reporting and withholding of any federal, state and local taxes that may be required to be reported and withheld with respect to any amount paid under Section 4.1, 4.2 or 4.3, and the Trustee shall comply with such written instructions and shall pay any taxes withheld to the appropriate taxing authorities. The Trustee may rely conclusively (and shall be fully protected in such reliance) on the written instructions of the Company as to all tax reporting and withholding requirements.

4.5.	Payment Schedules.

Upon the execution of this Trust Agreement, the Company shall deliver to the Trustee a list of current Participants substantially in the form of Exhibit A and the initial Payment Schedules substantially in the form of Exhibit A-1. The Company may from time to time add additional Payment Schedules to the Trust Agreement and may from time to time amend the Payment Schedules then in effect or substitute new Payment Schedules without the written consent of the Participant or Participants to whom such Payment Schedules relate; provided, however, that following a Change of Control the Company shall not have the power to add or substitute Payment Schedules nor may the Company amend a Payment Schedule without the written consent of the Participant to whom such Payment Schedule relates. The Trustee may rely and shall be fully protected in relying on the contents of a Payment Schedule for all purposes under this Trust Agreement without inquiry until it receives an amendment thereto or a new Payment Schedule in substitution thereof to the extent permitted hereunder.

4.6.	Designation of Beneficiaries.

At the time that the Company first submits a Payment Schedule with respect to a Participant, it shall ascertain from such Participant the identity of such Participant’s Beneficiary and shall identify such

Beneficiary on the initial Payment Schedule submitted to the Trustee with respect to such Participant. In submitting a Payment Schedule with a Beneficiary designated thereon, the Company shall be deemed to certify that such designation accurately reflects the Participant’s instructions to the Company. A Participant may revoke or change a Beneficiary designation pursuant to the applicable provisions of the Plan. It shall be the responsibility of the Administrator to inform the Trustee with respect to any changes of Beneficiary. The Trustee may rely and shall be fully protected in relying on the Beneficiary designation certified to the Trustee by Administrator as the Beneficiary designation in effect at the time of the Participant’s death. Notwithstanding the foregoing, the Company may transfer to the Trust, or may cause the Trustee to purchase for the Trust, life insurance policies under which the Participant has the right to designate a beneficiary of some portion of all of the proceeds payable upon the death of the Participant. In such a case, the life insurance proceeds shall be paid directly by the insurance company to the beneficiary designated by the Participant in the amounts authorized by the Company and such payment shall discharge the obligation of the Trust with respect to the payment of amounts payable upon the death of the Participant under the provisions of the Plan, and the Trustee shall have no responsibility or liability in respect to the designation of a Beneficiary.

4.7.	Company’s Continuing Obligations.

Notwithstanding any provisions of this Trust Agreement to the contrary, the Company shall remain obligated to pay the Benefits under the Plan. Nothing in this Trust Agreement shall relieve the Company of its liabilities to pay the Benefits except to the extent such liabilities are met by the application of Trust Fund assets, including for this purpose the payment of insurance proceeds pursuant to a life insurance policy held in the Trust directly to a Beneficiary of a Participant.

4.8.	Excess Amounts.

After all of the Benefits have been paid in full, the Trust shall terminate and, after the payment of any unpaid expenses, the assets of the Trust Fund (if any) shall be transferred to the Company.

4.9.	Company’s Intent.

It is the intention of the Company to have the Trust Fund satisfy the Company’s legal liability under the Plan, and to have the balance, if any, in the Trust Fund revert to the Company after all of the Company’s legal liabilities with respect to Benefits under the Plan have been met. The Company, therefore, agrees that all income, deductions and credits of the Trust Fund belong to it as owner for income tax purposes and will be included on the Company’s income tax returns.

5.	CONCERNING THE TRUSTEE

5.1.	Notices to the Trustee.

The Trustee may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

(a) any notice, direction, certification, approval or other writing of the Company, if evidenced by an instrument signed in the name of the Company by an Authorized Officer; and

(b) any copy of a resolution of the Board of Directors of the Company, if certified by the Secretary or an Assistant Secretary of the Company under its corporate seal; or

(c) any notice, direction, certification, approval or other writing, oral or other transmitted form of instruction received by the Trustee and believed by it to be genuine and to be sent by or on behalf of the Administrator.

5.2.	Expenses of the Trust Fund.

The Trustee is authorized to pay out of the Trust Fund: (a) all brokerage fees and transfer tax expenses and other expenses incurred in connection with the sale or purchase of investments; (b) all real and personal property taxes, income taxes and other taxes of any kind at any time levied or assessed under any present or future law upon, or with respect to, the Trust Fund or any property included in the Trust Fund; (c) the Trustee’s compensation and expenses as provided in Section 5.3 hereof; and (d) all other expenses of administering the Trust, unless promptly paid to the Trustee by the Company.

5.3.	Compensation of the Trustee.

The Company will pay to the Trustee such compensation for its services as set forth on Exhibit C as from time to time amended by the Company and the Trustee and will reimburse the Trustee for all expenses (including reasonable attorneys’ fees) incurred by the Trustee in the administration of the Trust. If not promptly paid on request, the Trustee may charge such fees and expenses to and pay the same from the Trust Fund. The compensation and expenses of the Trustee shall constitute a lien on the Trust Fund.

5.4.	Limitation of Liability.

The Trustee shall not be liable for any Losses (as defined below) or action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of its fraud, negligence, willful misconduct or breach of its fiduciary duties under applicable law. In no event shall the Trustee be liable (i) for acting in accordance with instructions from the Company, the Administrator, the Recordkeeper or the plan actuary or actuarial firm described in Section 3.3, (ii) for special, consequential or punitive damages, or (iii) for any Losses due to forces beyond the control of the Trustee, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, the insolvency of any non-affiliated party, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services.

5.5.	Protection of the Trustee.

The Company shall pay and shall protect, indemnify and save harmless the Trustee and its officers, employees and agents from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, attorneys’ fees and expenses) of any nature (collectively, “Losses”) arising from or relating to any action or any failure to act by the Trustee, its officers, employees and agents or the transactions contemplated by this Trust Agreement, including, but not limited to, any claim made by a Participant or his Beneficiary with respect to payments made or to be made by the Trustee, any claim made by the Company or its successor, whether pursuant to a sale of assets, merger, consolidation, liquidation or otherwise, that this Trust Agreement is invalid or ultra vires, except to the extent that any such Loss has been determined by a final judgment of a court of competent jurisdiction to be the result of fraud, negligence, willful misconduct of the Trustee, or the breach by the Trustee of its fiduciary duties under applicable law. To the extent that the Company has not fulfilled its obligations under the foregoing provisions of this Section, the Trustee shall be reimbursed out of the assets of the Trust Fund or may set up reasonable reserves for the payment of such obligations. The Trustee assumes no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Company, the Administrator, the Recordkeeper or the plan actuary or actuarial firm described in Section 3.3.

5.6.	Duties of the Trustee.

The Trustee will be under no duties whatsoever, except such duties as are specifically set forth as such in this Trust Agreement, and no implied covenant or obligation will be read into this Trust Agreement against the Trustee. The Trustee will not be compelled to take any action toward the execution or enforcement of the Trust or to prosecute or defend any suit in respect thereof, unless indemnified to its satisfaction against loss, cost, liability and expense; and the Trustee will be under no liability or obligation to anyone with respect to any failure on the part of the Company, the Administrator, the Recordkeeper or a Participant to perform any of their respective obligations under the Plan. Nothing in this Trust Agreement shall be construed as requiring the Trustee to make any payment in excess of the amounts held in the Trust Fund at the time of such payment or otherwise to risk its own funds.

5.7.	Pricing Services.

To the extent that the Trustee provides values of, and pricing information with respect to, securities, the Trustee is authorized to utilize generally recognized pricing services (including brokers, dealers and market makers). The Trustee shall not be liable or responsible for or be under any duty to inquire into, nor be deemed to make any assurances or warranties with respect to, the accuracy or completeness of such values or information, even if the Trustee, in performing services for itself and others, including services similar to those performed for the Company, receives different valuations of the same or similar securities of the same issuer. In the event such services are unable to provide a value of or pricing information with respect to securities and the Trustee, nevertheless, provides values and pricing information, the Trustee shall so advise the Company, but shall have no other obligation or liability with respect to such valuation or pricing information.

5.8.	Settlement of Accounts of the Trustee.

The Trustee shall keep or cause to be kept accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. Such accounts shall be open to inspection and audit at all reasonable times during normal business hours by any person designated by the Company or the Administrator. At least annually after the end of each Plan Year, the Trustee shall file with the Company and the Administrator a written account, listing the investments of the Trust Fund and any uninvested cash balance thereof, and setting forth all receipts, disbursements, payments and other transactions respecting the Trust Fund not included in any such previous account. Any account, when approved by the Company and the Administrator, will be binding and conclusive on the Company, the Administrator and all Participants, and the Trustee will thereby be released and discharged from any liability or accountability to the Company, the Administrator and all Participants with respect to all matters set forth therein. Omission by the Company or the Administrator to object in writing to any specific items in any such account within sixty (60) days after its delivery will constitute approval of the account by the Company and the Administrator. No other accounts or reports shall be required to be given to the Company, the Administrator or a Participant except as stated herein or except as otherwise agreed to in writing by the Trustee. The Trustee shall not be required to file, and no Participant or Beneficiary shall have right to compel, an accounting, judicial or otherwise, by the Trustee.

5.9.	Right to Judicial Settlement.

Nothing contained in this Trust Agreement shall be construed as depriving the Trustee of the right to have a judicial settlement of its accounts, and upon any proceeding for a judicial settlement of the Trustee’s accounts or for instructions the only necessary parties thereto in addition to the Trustee shall be the Company, in the case of a proceeding commenced prior to a Change of Control, or the Company and the Participants to whom additional Benefits are payable pursuant to a Payment Schedule then in effect (or, in the case of a deceased Participant still entitled to Benefits from the Trust Fund, his Beneficiary), in the case of a proceeding commenced on or after a Change of Control.

5.10.	Resignation or Removal of the Trustee.

The Trustee may at any time resign and may at any time be removed by the Company upon sixty (60) days’ notice in writing; provided, however, that following a Change of Control, the Company shall have the right to remove the Trustee only with the written consent of two-thirds of the Participants to whom additional Benefits are payable pursuant to a Payment Schedule then in effect. The Recordkeeper shall be solely responsible for obtaining and tabulating such consents and the Trustee may rely conclusively on information received from the Recordkeeper.

5.11.	Appointment of Successor Trustee.

In the event of the resignation or removal of the Trustee, or in any other event in which the Trustee ceases to act, a successor trustee may be appointed by the Company by instrument in writing delivered to and accepted by the successor trustee; provided, however, that following a Change of Control, the designation of a successor trustee shall be approved in writing by two-thirds of the Participants to whom additional Benefits are payable pursuant to a Payment Schedule then in effect. The Recordkeeper shall be solely responsible for obtaining and tabulating such approvals and the Trustee may rely conclusively on information received from the Recordkeeper. Notice of such appointment and approval, if applicable, will be given by the Recordkeeper to the retiring trustee, and the successor trustee will deliver to the retiring trustee an instrument in writing accepting such appointment. Notwithstanding the foregoing, if no appointment and approval, if applicable, of a successor trustee is made by the Company within a reasonable time after such a resignation, removal or other event, any court of competent jurisdiction may appoint a successor trustee after such notice, if any, solely to the Company and the retiring trustee, as such court may deem suitable and proper.

In the event of such resignation, removal or other event, the retiring trustee or its successors and assigns shall file with the Company a final account to which the provisions of Section 5.8 hereof relating to annual accounts shall apply.

In the event of the appointment of a successor trustee, such successor trustee will succeed to all the right, title and estate of, and will be, the Trustee; and the retiring trustee will after the settlement of its final account and the receipt of any compensation or expenses due it, deliver the Trust Fund to the successor trustee together with all such instruments of transfer, conveyance, assignment and further assurance as the successor trustee may reasonably require. The retiring trustee will retain a lien upon the Trust Fund to secure all amounts due the retiring trustee pursuant to the provisions of this Trust Agreement.

5.12.	Merger or Consolidation of the Trustee.

Any corporation continuing as the result of any merger or resulting from any consolidation to which merger or consolidation the Trustee is a party, or any corporation to which substantially all the business and assets of the Trustee may be transferred, will be deemed automatically to be continuing as the Trustee.

5.13.	Authorization of The Bank of New York.

(a) The Company hereby specifically authorizes that any of the Trustee’s powers, duties, obligations and responsibilities under this Trust Agreement may be performed or assumed, to the extent determined by the Trustee in its sole and absolute discretion and without any further notice to the Company, by the Trustee’s New York affiliate, The Bank of New York (“BNY (New York)”) or any successor thereto. The Company agrees to be bound by all actions taken by BNY (New York) pursuant to the preceding sentence to the same extent as if they were taken by the Trustee. The Company further agrees that BNY (New York) shall be entitled to all of the protections accorded to the Trustee under this Trust Agreement, including but not limited to Section 5.4, and that the performance of any action by BNY (New York) shall not enlarge the responsibilities of BNY (New York) under this Trust Agreement beyond the responsibilities of the Trustee. Without limiting the generality of the foregoing, BNY (New York) may perform custodial functions, settlement of securities transactions, valuations and accountings. If so advised in writing by the Trustee, the Company or any investment manager shall provide investment directions to BNY (New York) rather than to the Trustee. Following a Change of Control, and notwithstanding anything in this Trust Agreement to the contrary, BNY (New York) shall be solely responsible for the investment and reinvestment of the Trust Fund pursuant to Section 2.2(b) and the Trustee shall have no power, duty or authority for such investment or reinvestment except pursuant to the direction of BNY (New York). Subject to applicable law and the instruments governing such trust funds, the Trust Fund may be invested in any common, collective or commingled trust fund established or maintained by BNY (New York) or any of its affiliates as the same may have heretofore or may hereafter be established or amended and may also be invested in time or demand deposits of BNY (New York) (including deposits with BNY (New York) in its individual capacity which pay a reasonable rate of interest). The power to borrow from the Trustee pursuant to Section 2.1(h) shall also be applicable to the same extent to BNY (New York).

(b) BNY (New York), its officers, employees and agents shall be protected, indemnified and saved harmless from any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including without limitation, attorneys’ fees and penalties to the same extent as the Trustee, its officers and agents are protected under Section 5.5 except to the extent that such losses, liabilities, actions, suits, judgments, demands, damages, costs or expenses have been determined by a final judgment of a court of competent jurisdiction to be the result of the fraud, negligence or willful misconduct of BNY (New York) or the breach by BNY (New York) of its fiduciary duties under applicable law, (or the fraud, negligence, willful misconduct or breach of fiduciary duty under applicable law by both the Trustee and BNY (New York)). To the extent that the Company has not fulfilled its obligations under the preceding sentence, BNY (New York) shall be reimbursed out of the assets of the Trust Fund and either the Trustee or BNY (New York) may set up reasonable reserves for the payment of such obligations. BNY (New York) assumes no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Company or the Administrator.

(c) Notwithstanding any provision of Section 5.13 to the contrary, unless another procedure is specified in advance in writing by the Trustee, all notices in respect of a Change of Control or of insolvency pursuant to Section 6.3 and any Payment Schedules, Termination Affidavits, affidavits with respect to a Final Determination and changes or revocations of Beneficiary designations shall only be sent to the Trustee (and not to BNY (New York)) and shall not be effective unless and until received by the Trustee.

6.	ENFORCEMENT; CHANGE OF CONTROL; CREDITORS

6.1.	Enforcement of Trust Agreement and Legal Proceedings.

The Company shall have the right to enforce any provision of this Trust Agreement, and on or after a Change of Control, any Participant (or if such Participant is deceased, his Beneficiary) shall have the right as a beneficiary of the Trust to enforce any provision of this Trust Agreement that affects the right, title and interest of such Participant in the Trust. Except as otherwise provided in Sections 5.8 and 5.9 hereof, in any action or proceeding affecting the Trust, the only necessary parties shall be the Company, the Trustee and the Participants with an interest in the Trust Fund and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service of process. Any judgment entered in such an action or proceeding shall, to the maximum extent permitted by applicable law, be binding and conclusive on all persons having or claiming to have any interest in the Trust.

6.2.	Change of Control.

A “Change of Control” means any of the following events or circumstances with respect to either Newmont USA Limited or Newmont Mining Corporation, the ultimate parent of Newmont USA Limited, and for purposes of the following definition the “Company” shall mean both Newmont Mining Corporation, or any successor thereto, and Newmont USA Limited:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section; or

(b) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

(c) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing definition, (i) no Change of Control shall be deemed to have occurred for purposes of this Trust Agreement unless and until the Trustee has actual knowledge from a Reliable Source, not including a Participant, of such Change of Control, and (ii) the Trustee shall not be deemed to have actual knowledge of any Change of Control as defined in Section 6.2 until it has received a report signed by a majority of the board of directors referred to in such Section indicating that they have not approved of the change in the composition of the board of directors referred to in such Section.

6.3.	Insolvency of the Company.

(a) If at any time (i) the Company or a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, (ii) the Trustee is served with any order, process or paper from which it appears that an allegation to the effect that the Company is Insolvent has been made in a judicial proceeding or (iii) the Trustee has actual knowledge of a current report or statement from a nationally recognized credit reporting agency or from a Reliable Source to the effect that the Company is Insolvent, the Trustee shall discontinue payment of Benefits under this Trust Agreement, shall hold the Trust Fund for the benefit of the Company’s creditors, and shall resume payment of Benefits under this Trust Agreement in accordance with Section 4 hereof only upon receipt of an order of a court of competent jurisdiction requiring such payment or if the Trustee has actual knowledge of a current report or statement from a nationally recognized credit reporting agency or other Reliable Source (other than a Reliable Source described in clause (iii) of the definition thereof) to the effect that the Company is not Insolvent; provided, however, that in the event that payment of Benefits was discontinued by reason of a court order or injunction, the Trustee shall resume payment of Benefits only upon receipt of an order of a court of competent jurisdiction requiring such payment. The Company and its Chief Executive Officer shall be obligated to give the Trustee prompt written notice in the event that the Company becomes Insolvent. The Trustee shall not be liable to anyone in the event Benefits are discontinued pursuant to this Section 6.3.

(b) If the Trustee discontinues payment of Benefits pursuant to Section 6.3(a) and subsequently resumes such payment, the first payment to a Participant following such discontinuance shall include an aggregate amount equal to the difference between the payments which would have been made to such Participant under this Trust Agreement but for Section 6.3(a) and the aggregate payments actually made to such Participant by the Company (as certified to the Trustee by the Participant in writing and confirmed by the Recordkeeper) during any such period of discontinuance, plus interest on such amount at a rate equivalent to the net rate of return earned by the Trust Fund during the period of such discontinuance, as determined by the Recordkeeper.

(c) In the event that at any time any amount is paid from the Trust Fund to creditors of the Company, the Company shall upon demand by the Trustee deposit into the Trust Fund a sum equal to the amount paid by the Trust Fund to such creditors. The Trustee shall be under no obligation to collect any such deposit.

7.	AMENDMENT AND TERMINATION

7.1.	Amendment.

(a) Prior to the occurrence of a Change of Control, the Company may from time to time amend in writing, in whole or in part, any or all of the provisions of this Trust Agreement with the written consent of the Trustee.

(b) At any time upon or after the occurrence of a Change of Control, the Company may from time to time amend in writing, in whole or in part, any or all of the provisions of this Trust Agreement with the written consent of the Trustee and two-thirds of the Participants to whom additional Benefits are payable pursuant to a Payment Schedule then in effect. The Recordkeeper shall be solely responsible for obtaining and tabulating such consents and the Trustee may rely conclusively on information received from the Recordkeeper. In addition, the Trust Agreement may be amended by the Company at any time with the written consent of the Trustee, but only to the extent such amendment is required by law or is necessary or desirable to prevent adverse tax consequences to Participants. In the event that the Company proposes to adopt an amendment to the Trust Agreement pursuant to the preceding sentence, the Company shall provide the Trustee with an opinion of counsel reasonable acceptable to the Trustee to the effect that such amendment is required by law or is necessary or desirable to prevent adverse tax consequences to Participants. The Trustee may rely and shall be fully protected in relying on such opinion without inquiry.

7.2.	Termination.

(a) Prior to a Change of Control, the Company may revoke and terminate the Trust at any time, in its sole discretion, without the approval of any Participant, upon notice in writing to the Trustee. As soon as practicable following the Trustee’s receipt of such notice, the Trustee shall settle its final accounts in accordance with Section 5.8 hereof and, after the receipt of any unpaid fees and expenses, shall distribute the balance of the Trust Fund as directed by the Company.

(b) Following a Change of Control the Trust shall terminate after the Trustee shall have made all payments required by Section 4, and, after the Trustee’s final accounts have been settled in accordance with Section 5.8 hereof and after the receipt of any unpaid fees and expenses, the Trustee shall distribute the balance of the Trust Fund as directed by the Company.

8.	MISCELLANEOUS PROVISIONS

8.1.	Successors.

This Trust Agreement shall be binding upon and inure to the benefit of the Company and the Trustee and their respective successors and assigns.

8.2.	Nonalienation.

Except insofar as applicable law may otherwise require, (a) no amount payable to or in respect of any Participant at any time under the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void; and (b) the Trust Fund shall in no manner be liable for or subject to the debts or liabilities of any Participant.

8.3.	Communications.

(a) Communications to the Company shall be addressed to the Company at Newmont USA Limited, 1700 Lincoln Street, Denver, Colorado 80203, Attn: Secretary, provided, however, that upon the Company’s written request, such communications shall be sent to such other address as the Company may specify.

(b) Communications to the Trustee shall be addressed to the Trustee at BNY Western Trust Company, 700 South Flower Street, Suite 200, Los Angeles, California 90017-4104, Attn: A. Daniel D’Ambrosio; provided, however, that upon the Trustee’s written request, such communications shall be sent to such other address as the Trustee may specify.

(c) No communication shall be binding on the Trustee until it is received by the officer of the Trustee having primary responsibility for this Trust, and no communication shall be binding on the Company until it is received by the Company.

8.4.	Headings.

Titles to the Sections of this Trust Agreement are included for convenience only and shall not control the meaning or interpretation of any provision of this Trust Agreement.

8.5.	Third Parties.

A third party dealing with the Trustee shall not be required to make inquiry as to the authority of the Trustee to take any action nor be under any obligation to follow the proper application by the Trustee of the proceeds of sale of any property sold by the Trustee or to inquire into the validity or propriety of any act of the Trustee.

8.6.	Governing Law; Jurisdiction; Certain Waivers.

(a) This Trust Agreement shall be interpreted and construed in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. All actions and proceedings brought by the Trustee relating to or arising from, directly or indirectly, this Agreement may be litigated in courts located within the State of New York. The Company hereby submits to the personal jurisdiction of such courts; hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed; and hereby waives the right to a trial by jury in any action or proceeding with the Trustee. All actions and proceedings brought by the Company against the Trustee relating to or arising from, directly or indirectly, this Trust Agreement shall be litigated only in courts located within the State of New York.

(b) To the extent that, in any jurisdiction, the Company has or hereafter may acquire, or is or hereafter may be entitled to claim, for itself or its assets, immunity (sovereign or otherwise) from suit, execution, attachment (before or after judgment) or any other legal process, the Company irrevocably agrees not to claim, and hereby waives, such immunity. The invalidity, illegality or unenforceability of any provision of this Trust Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

(c) The Company agrees that by the establishment of this Trust it hereby foregoes any judicial review of the benefits payable to any persons hereunder. If a dispute arises as to the amounts or timing of any such benefits or the persons entitled thereto under the Plan or this Agreement, the Company agrees that such dispute shall be resolved by binding arbitration proceedings initiated in accordance with the rules of the American Arbitration Association and that the results of such proceedings shall be conclusive and shall not be subject to judicial review. It is expressly understood that pending the resolution of any such dispute payment of benefits shall be made and continued (except in the event of the Company’s insolvency) by the Trustee and that the Trustee shall have no liability with respect to such payments. The Company also agrees to pay the entire cost of any arbitration or legal proceeding including the legal fees of the Trustee and the Plan Participant or the Beneficiary of any deceased Plan Participant regardless of the outcome of any such proceeding and until so paid the expenses thereof shall be a charge on and lien against the Fund.

8.7.	Adverse Tax Consequences.

The Company and not the Trustee shall bear the responsibility, if any, in the event that this Trust Agreement gives rise to adverse tax consequences to any Participant, Beneficiary or the Company.

8.8.	Counterparts.

This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be the original although the others shall not be produced.

IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto as of the day and year first above written.

NEWMONT USA LIMITED

	By:	/s/ BRITT D. BANKS

Britt D. Banks Vice President, General Counsel and Secretary

Attest:

/s/ ARDIS YOUNG
Ardis Young Assistant Secretary
BNY WESTERN TRUST COMPANY, as TRUSTEE

	By:	/s/ KEITH N. KUHN

Attest:		Keith N. Kuhn Chairman and CEO

/s/ DANIEL D’ AMBROSIO
Daniel D’ Ambrosio Vice President

STATE OF COLORADO	)
	)	ss.:
COUNTY OF DENVER	)

On this 29th day of May, 2003, before me personally came Britt D. Banks, to me known, who, being by me duly sworn, said that he\she resides at 1700 Lincoln Street, Denver, CO that he is a Vice President, General Counsel and Secretary of Newmont USA Limited, the corporation described in and which executed the foregoing instrument; that he\she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he\she signed his\her name thereto by like order.

/s/ KIMBERLY L. WISE
Notary Public

Commission Expires:	October 7, 2005

STATE OF	)
	)	ss.:
COUNTY OF	)

On this 2nd day of July, 2003, before me personally came Keith N. Kuhn, to me known, who, being by me duly sworn, said that he\she resides at 7005 Flaner, #200, LA, CA, that he is a Chairman and CEO of BNY WESTERN TRUST COMPANY, the corporation described in and which executed the foregoing instrument; that he\she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he\she signed his\her name thereto by like order.

/s/ STEVEN JAMES GAGUONE
Notary Public

Commission Expires:	03-30-07

Exhibit A

FORM OF LIST OF PARTICIPANTS

Pursuant to Section 4.5 of the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, the Company provides the following list of Participants in the Plan:

I. Participants who are insured by life insurance policies transferred to the Trust by the Company and as to whom insurance proceeds will be payable upon their death to the Trustee to be distributed from the Participant’s account to the Participant’s Beneficiary, which shall be the estate of the Participant:

1.	Robert Boyce
2.	Peter Crescenzo
3.	Edward Fontaine
4.	Leonard Harris
5.	Richard Leather
6.	Gordon Parker
7.	John Parry
8.	Thomas Philip
9.	David Ridinger
10.	Timothy Schmitt
11.	Harry Van Benschoten
12.	John Yannopoulos

II. Participants whose estates are entitled to receive a payment of $10,000 upon written notice to the Company of their death:

1.	Roger Adams
2.	Robert Beebe
3.	Graham Clark, Jr.
4.	Jack Gordon
5.	Christopher Hardesty
6.	James Hill
7.	John Johnson
8.	Robert Miller
9.	Ronald Vance

Dated:                             , 2003

NEWMONT USA LIMITED

By:

Authorized Officer

1

Exhibit A-1

FORM OF PAYMENT SCHEDULE

                        , 200

Pursuant to Section 4.5 of the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

NAME OF PARTICIPANT:

ADDRESS:

SOCIAL SECURITY NUMBER:

AMOUNT OF DEATH BENEFIT PAYABLE FROM TRUST:

Dated: , 200

NEWMONT USA LIMITED

By:

Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:                             , 200

Participant’s Signature

1

Exhibit B

FORM OF AFFIDAVIT WITH RESPECT TO FINAL DETERMINATION

I,                                              , under penalties of perjury, do hereby solemnly swear (i) that I make this affidavit in order to induce BNY Western Trust Company, as Trustee under the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, (the “Trust Agreement”), to pay me the benefits to which I am entitled under such Trust Agreement, and (ii) that a Final Determination (within the meaning of Sections 1.1(i) and 4.3 of the Trust Agreement) has occurred with respect to my interest in the Trust Fund on                                              .

Participant’s Signature

STATE OF	)
	)	ss.:
COUNTY OF	)

On this              day of                     , 200    , before me personally came                                              , to me known, who, being by me duly sworn, said that he resides at                                               and that the statements herein are all true and correct.

Notary Public Commission Expires:

1

Exhibit C

TRUSTEE’S FEE SCHEDULE

Schedule A

List of Property Transferred

to Trustee Initial Contribution

I.	Cash – $90,000

II.	Insurance Policies:

	Insurance Company	Policy No.	Insured
(a)	Northwestern Mutual Life Insurance Company	9696248	Robert F. Boyce
(b)	Northwestern Mutual Life Insurance Company	9699553	Peter J. Crescenzo
(c)	Northwestern Mutual Life Insurance Company	9704773	Edward P. Fontaine
(d)	Northwestern Mutual Life Insurance Company	9698803	Leonard Harris
(e)	Northwestern Mutual Life Insurance Company	9696518	Richard B. Leather
(f)	Northwestern Mutual Life Insurance Company	9697551	Gordon R. Parker
(g)	Northwestern Mutual Life Insurance Company	9696597	John R. Parry
(h)	Northwestern Mutual Life Insurance Company	9716617	Thomas P. Philip
(i)	Northwestern Mutual Life Insurance Company	9697508	David C. Ridinger
(j)	Northwestern Mutual Life Insurance Company	9698876	Timothy J. Schmitt
(k)	Northwestern Mutual Life Insurance Company	9697670	Harry Van Benschoten
(l)	Northwestern Mutual Life Insurance Company	9696448	John C. Yannopoulos

Exhibit A-1

FORM OF PAYMENT SCHEDULE

February 1, 2003

Pursuant to Section 4.5 of the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

NAME OF PARTICIPANT:	Robert F. Boyce

ADDRESS:	229 Aster Street
Massapequa Park, NY 11762

SOCIAL SECURITY NUMBER:	###-##-####

AMOUNT OF DEATH BENEFIT PAYABLE FROM TRUST:	$294,000

Dated: , 2003

NEWMONT USA LIMITED

By:

Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:                             , 200

Participant’s Signature

Exhibit A-1

FORM OF PAYMENT SCHEDULE

February 1, 2003

Pursuant to Section 4.5 of the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

NAME OF PARTICIPANT:	Peter J. Crescenzo

ADDRESS:	P. O. Box 35775
Tucson, AZ 85740

SOCIAL SECURITY NUMBER:	###-##-####

AMOUNT OF DEATH BENEFIT PAYABLE FROM TRUST:	$371,000

Dated: , 2003

NEWMONT USA LIMITED

By:

Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:                             , 200

Participant’s Signature

Exhibit A-1

FORM OF PAYMENT SCHEDULE

February 1, 2003

Pursuant to Section 4.5 of the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

NAME OF PARTICIPANT:	Edward P. Fontaine

ADDRESS:	211 Heights Road
Ridgewood, NJ 07450

SOCIAL SECURITY NUMBER:	###-##-####

AMOUNT OF DEATH BENEFIT PAYABLE FROM TRUST:	$77,000

Dated: , 2003

NEWMONT USA LIMITED

By:

Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:                             , 200

Participant’s Signature

Exhibit A-1

FORM OF PAYMENT SCHEDULE

February 1, 2003

Pursuant to Section 4.5 of the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

NAME OF PARTICIPANT:	Leonard Harris

ADDRESS:	9534 La Costa Lane
Littleton, CO 80124

SOCIAL SECURITY NUMBER:	###-##-####

AMOUNT OF DEATH BENEFIT PAYABLE FROM TRUST:	$371,000

Dated: , 2003

NEWMONT USA LIMITED

By:

Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:                             , 200

Participant’s Signature

Exhibit A-1

FORM OF PAYMENT SCHEDULE

February 1, 2003

Pursuant to Section 4.5 of the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

NAME OF PARTICIPANT:	Richard B. Leather

ADDRESS:	13 Polo Club Drive
Denver, CO 80209

SOCIAL SECURITY NUMBER:	###-##-####

AMOUNT OF DEATH BENEFIT PAYABLE FROM TRUST:	$293,000

Dated: , 2003

NEWMONT USA LIMITED

By:

Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:                             , 200

Participant’s Signature

Exhibit A-1

FORM OF PAYMENT SCHEDULE

February 1, 2003

Pursuant to Section 4.5 of the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

NAME OF PARTICIPANT:	Gordon R. Parker

ADDRESS:	456 Main Street
Castle Rock, CO 80110

SOCIAL SECURITY NUMBER:	###-##-####

AMOUNT OF DEATH BENEFIT PAYABLE FROM TRUST:	$262,000

Dated: , 2003

NEWMONT USA LIMITED

By:

Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:                             , 200

Participant’s Signature

Exhibit A-1

FORM OF PAYMENT SCHEDULE

February 1, 2003

Pursuant to Section 4.5 of the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

NAME OF PARTICIPANT:	John R. Parry

ADDRESS:	160 Vine Street
Denver, CO 80206

SOCIAL SECURITY NUMBER:	###-##-####

AMOUNT OF DEATH BENEFIT PAYABLE FROM TRUST:	$139,000

Dated: , 2003

NEWMONT USA LIMITED

By:

Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:                             , 200

Participant’s Signature

Exhibit A-1

FORM OF PAYMENT SCHEDULE

February 1, 2003

Pursuant to Section 4.5 of the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

NAME OF PARTICIPANT:	Thomas R. Philip

ADDRESS:	6661 N. Calle Lomita
Tucson, AZ 85704

SOCIAL SECURITY NUMBER:	###-##-####

AMOUNT OF DEATH BENEFIT PAYABLE FROM TRUST:	$332,000

Dated: , 2003

NEWMONT USA LIMITED

By:

Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:                             , 200

Participant’s Signature

Exhibit A-1

FORM OF PAYMENT SCHEDULE

February 1, 2003

Pursuant to Section 4.5 of the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

NAME OF PARTICIPANT:	David C. Ridinger

ADDRESS:	1221 E. Canada Vista Place
Tucson, AZ 85737

SOCIAL SECURITY NUMBER:	###-##-####

AMOUNT OF DEATH BENEFIT PAYABLE FROM TRUST:	$385,000

Dated: , 2003

NEWMONT USA LIMITED

By:

Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:                             , 200

Participant’s Signature

Exhibit A-1

FORM OF PAYMENT SCHEDULE

February 1, 2003

Pursuant to Section 4.5 of the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

NAME OF PARTICIPANT:	Timothy J. Schmitt

ADDRESS:	32 Silver Fox Circle
Greenwood Village, CO 80121

SOCIAL SECURITY NUMBER:	###-##-####

AMOUNT OF DEATH BENEFIT PAYABLE FROM TRUST:	$411,000

Dated: , 2003

NEWMONT USA LIMITED

By:

Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:                             , 200

Participant’s Signature

Exhibit A-1

FORM OF PAYMENT SCHEDULE

February 1, 2003

Pursuant to Section 4.5 of the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

NAME OF PARTICIPANT:	Harry Van Benschoten

ADDRESS:	6581 Ridgewood Drive
Naples, FL 34108

SOCIAL SECURITY NUMBER:	###-##-####

AMOUNT OF DEATH BENEFIT PAYABLE FROM TRUST:	$385,000

Dated: , 2003

NEWMONT USA LIMITED

By:

Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:                             , 200

Participant’s Signature

Exhibit A-1

FORM OF PAYMENT SCHEDULE

February 1, 2003

Pursuant to Section 4.5 of the Trust Agreement, dated as of February 1, 2003, between Newmont USA Limited (the “Company”) and BNY Western Trust Company as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

NAME OF PARTICIPANT:	John C. Yannopoulos

ADDRESS:	43 Maple Avenue North
Westport, CT 06880

SOCIAL SECURITY NUMBER:	###-##-####

AMOUNT OF DEATH BENEFIT PAYABLE FROM TRUST:	$385,000

Dated: , 2003

NEWMONT USA LIMITED

By:

Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.

Dated:                             , 200

Participant’s Signature